United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 3, 2012

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869

(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	100 Oceangate, Suite 1500
British Virgin Islands	Long Beach, CA 90802 USA

(Addresses of Principal Executive Offices)

562.552.9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.

Current Report on Form 8-K

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in or incorporated by reference into Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Pursuant to the authority granted to the directors of UTi Worldwide Inc. (the “Company”) by the Memorandum of Association of the Company, the Board of Directors of the Company approved amending and restating the Memorandum of Association and Articles of Association of the Company.

Amended and Restated Memorandum of Association

On December 6, 2012, the Company filed the Amended and Restated Memorandum of Association, as approved by the Board of Directors (the “Memorandum”), with the Registry of Corporate Affairs of the British Virgin Islands. The Memorandum became effective upon such filing.

The Memorandum amended Clause 1.1 thereof to require a majority vote in uncontested elections of directors. Previously, former Clause 1.1 provided that directors were elected by a plurality of the votes. In this regard, the Memorandum deleted the definition of “plurality,” added a definition for “Contested Elections” and revised the definition of “Resolution of Shareholders.” As amended, sub-clause (c) of the definition of “Resolution of Shareholders” now sets forth the required vote for directors.

The above description of the Memorandum and amendments thereto is qualified in its entirety by reference to the copy of the Amended and Restated Memorandum of Association which is filed as Exhibit 3.1 to this Current Report on Form 8-K and a copy of the Amended and Restated Memorandum of Association (as in effect immediately prior to the amendments disclosed herein) filed as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 14, 2011, each of which is incorporated by reference herein.

Amended and Restated Articles of Association

On December 6, 2012, the Company filed the Amended and Restated Articles of Association, as approved by the Board of Directors of the Company (the “Articles”), with the Registry of Corporate Affairs of the British Virgin Islands. The Articles became effective upon such filing. In addition to other changes and clarifications, the Articles:

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amended former Sub-Regulation 8.4(a) by dividing it into two Sub-Regulations (now Sub-Regulations 8.4(a) and 8.4(b)) and by further revising Sub-Regulation 8.4(b). New Sub-Regulation 8.4(b) added a requirement that all information provided in a written request submitted by a shareholder calling for a special meeting must be updated and supplemented so as to be true and correct as of the record date and as of the date that is 10 business days prior to the meeting. Former Sub-Regulation 8.4(a) required that only certain information provided in a written request be updated and supplemented. Former Sub-Regulation 8.4(b) was renumbered as new Sub-Regulation 8.4(c).

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amended Sub-Regulations 8.16 and 10.4(a) to revise the period of time during which shareholders may submit a proposal or propose a nominee for election as a director in connection with an annual meeting of shareholders. As amended, a shareholder’s notice must be received by the secretary of the Company not earlier than the close of business by the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the date on which the Company held its immediately preceding annual meeting. In the event that the date of the annual meeting of shareholders is called for a date that is more than 30 days before or more than 60 days after the one-year anniversary of the immediately preceding annual meeting, notice from a shareholder shall also be considered timely if it is received not earlier than the close of business on the 120th day prior to such annual meeting nor later than the later of 90 days prior to such annual meeting of Shareholders or, if the first public disclosure of the date of such annual meeting is less than 100 days prior to the date of such meeting, the close of business on the tenth day following the day on which public disclosure is first made of the date of such annual meeting of shareholders. Previously, the time period for delivering notice to the Company was triggered from the date of the mailing of the prior year’s proxy statement (with the days set at 90 and 60 days prior the date of mailing) and the window period for holding an annual meeting before changing the time period was 30 days before or 30 days after the one-year anniversary of the prior year’s annual meeting.

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amended Sub-Regulation 10.1 by adding new Sub-Regulation 10.1(b) which provides that any incumbent director nominee who fails to be elected in an uncontested election shall tender his or her resignation subject to acceptance of the Board of Directors and that the Nominations and Corporate Governance Committee shall make a recommendation to the Board of Directors on whether to accept or reject such resignation. New Sub-Regulation 10.1(b) now addresses what happens if such conditional resignation is, or is not, accepted by the Board. Old Sub-Regulations 10.1(b) and 10.1(c) were renumbered as new Sub-Regulations 10.1(c) and 10.1(d), respectively.

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amended Sub-Regulation 10.3(b) concerning director nominations at special meetings of shareholders at which directors are to be elected. The three sub-clauses in former Sub-Regulation 10.3(b) have been replaced with two sub-clauses and have been revised as set forth therein. If the special meeting of shareholders has been called by the directors, then director nominations may be made by the Board and by the shareholders who follow the requirements and procedures set forth in Sub-Regulation 10.3(b)(i). As amended, new Sub-Regulation 10.3(b)(i) also revised the period of time during which shareholders may propose a nominee for election as a director in connection with a special meeting of shareholders which has been called by the directors. To be considered timely in connection with a special meeting of the shareholders, a shareholder’s notice must be received by the secretary of the Company not earlier than the close of business of the 120th day prior to such special meeting nor later than the close of business on the 90th date prior to the date of such special meeting or, if the first public disclosure of the date of such special meeting is less than 100 days prior to the date of such meeting, the close of business on the tenth day following the day on which public disclosure is first made of the date of such special meeting of shareholders. Previously, the time period for delivering notice to the Company was between 90 and 60 days prior to the special meeting. If the special meeting of shareholders has been called in response to a written request by shareholders pursuant to Sub-Regulation 8.4(b), Sub-Regulation 10.3(b)(ii) provides that director nominations may then be made by the Board and by the shareholders calling the special meeting, subject to the terms set forth therein.

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amended Sub-Regulations 8.16(a), 10.3(b)(i) and 10.4(a) to now require that all information in a shareholder’s written notice be updated and supplemented as of the record date and as of the date that is 10 business days prior to the meeting. Previously only certain information needed to be updated.

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amended Sub-Regulation 10.4 to amend the information shareholders desiring to nominate a director pursuant to the Articles must provide the Company. As amended, Sub-Regulation 10.4(a)(i) now requires, among other things, that a shareholders’ notice set forth a written representation and agreement that each nominee is not and will not be a party to certain undisclosed agreements and, if elected, will comply with applicable policies and guidelines of the Company, including the requirements of new Sub-Regulation 10.1(b) dealing with director resignations in the event a director does not receive the required majority vote in uncontested elections. Former Sub-Regulation 10.4(c) was removed as new Sub-Regulation 10.1(b) addresses vacancies resulting from a director failing to be elected.

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amended Sub-Regulations 8.4, 8.16, 10.3 and 10.4 to clarify the delivery of shareholder written requests to call a special meeting of shareholders and written notices of director nominations or proposed business to be transacted at a meeting of the shareholders. The Articles also amended newly re-numbered Sub-Regulations 10.1(c)(ii),10.1(d)(ii) and 11.1(e) by adding a cross reference to Sub-Regulation 10.1(b) and amended various Sub-Regulations to update the references to the renumbered regulations of the Articles.

The above description of the Articles and amendments thereto is qualified in its entirety by reference to the copy of the Amended and Restated Articles of Association which is filed as Exhibit 3.2 to this Current Report on Form 8-K and a copy of the Amended and Restated Articles of Association (as in effect immediately prior to the amendments disclosed herein) filed as Exhibit 3.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 14, 2011, each of which is incorporated by reference herein.

Item 8.01. Other Events.

On December 3, 2012 the Board of Directors appointed Leon J. Level, an independent director and also currently the chair of the Audit Committee, to serve as Presiding Director of the Board. Going forward, the Presiding Director will be designated annually by the independent directors. The duties and responsibilities of the Presiding Director include chairing executive sessions of the independent directors, reviewing board agendas and schedules, communicating with the chairman, the CEO and the full board, and presiding at board meetings when the chairman is absent. The Presiding Director shall also be kept apprised of shareholder inquiries and may be involved as appropriate in correspondence relating to such inquiries.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Memorandum of Association

3.2	Amended and Restated Articles of Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTi Worldwide Inc.

Date: December 7, 2012	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President and Chief Legal Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Memorandum of Association

3.2	Amended and Restated Articles of Association